Loss Per Share	9 Months Ended
Sep. 30, 2015
Loss Per Share [Abstract]
Loss Per Share

Note 5. Loss Per Share

The Company complies with ASC 260, Earnings Per Share, which requires dual presentation of basic and diluted income (loss) per ordinary share attributable to Stratasys Ltd. for all periods presented. Net income (loss) per basic share is computed by dividing net income (loss) attributable to common stockholders of Stratasys Ltd., including adjustment of redeemable non-controlling interest to its redemption amount, by the weighted average number of shares outstanding for the reporting periods.

Diluted net income (loss) per share is computed by dividing the basic net income (loss) per share including adjustment for elimination of the dilutive effect of the Company's Deferred Payments liability revaluation to it fair value, by the weighted-average number of ordinary shares and the potential dilutive ordinary shares outstanding during the period. Diluted shares outstanding include the dilutive effect of in-the-money options and restricted stock units (“RSUs”) using the treasury stock method, shares held back from issuance in connection with the MakerBot transaction and presumed share settlement of the Company's Deferred Payments liability and other retention settlements in connection with the acquisitions.

The following table presents the numerator and denominator of the loss per basic and diluted share computations for the three and nine months ended September 30, 2015 and 2014:

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
	In thousands, except per share amounts
Numerator:
Net loss attributable to Stratasys Ltd.	$(901,273)	$(31,328)	$(1,140,492)	$(27,414)
Adjustment of redeemable non-controlling interest to redemption amount	-	-	(1,800)	-

Net loss attributable to Stratasys Ltd. for basic and diluted share.	(901,273)	(31,328)	(1,142,292)	(27,414)

Denominator:
Weighted average shares – denominator for basic and diluted net loss per share	51,941	50,490	51,437	49,717

Net loss per share attributable to Stratasys Ltd.
Basic	$(17.35)	$(0.62)	$(22.21)	$(0.55)
Diluted	$(17.35)	$(0.62)	$(22.21)	$(0.55)

The computation of diluted net loss per share excluded share awards of 3.88 million and 2.65 million for the three months ended September 30, 2015 and 2014, respectively, and 4.33 million and 3.36 million for the nine months ended September 30, 2015 and 2014, respectively, because their inclusion would have had an anti-dilutive effect on the diluted net loss per share. None of the above mentioned adjustments had a dilutive effect on the diluted net loss per share.

During the second quarter of 2015 the Company issued 0.6 million ordinary shares held back in connection with the MakerBot transaction. During the third quarter of 2015 the Company issued 0.3 million ordinary shares with respect to its obligation in connection with acquisitions and other retention liabilities. These shares were included on weighted average basis for the computation of net loss per basic share for the three and nine months ended September 30, 2015.